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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE :

INVESTOR AND MEDIA CONTACT:
George E. Willett, President and CFO
High Speed Access Corp.
(502) 657-6341

            HIGH SPEED ACCESS CORP. ANNOUNCES INTENT NOT TO MAKE ANY FURTHER DISTRIBUTIONS UNTIL DECEMBER 2005, TO DEREGISTER ITS SECURITIES, CLOSE ITS STOCK TRANSFER BOOKS AND TRANSFER TO A
                       LIQUIDATING TRUST AT YEAR-END 2003

LOUISVILLE, Ky., November 14, 2003 -- High Speed Access Corp. "HSA" (OTCBB:
HSAC) announced today that its Board of Directors has authorized, effective as of close of business on December 31, 2003, the transfer of the Company's remaining assets and liabilities to a liquidating trust, the deregistration of the Company's securities under the Securities Exchange Act of 1934, closure of the Company's stock transfer books and cancellation of the Company's shares of common stock in exchange for beneficial interests in the liquidating trust. In addition, the Company announces that following the filing of its quarterly report on Form 10-Q with the Securities Exchange Commission for the period ended September 30, 2003, the Company intends to cease the filing of quarterly securities reports on Form 10-Q or proxy solicitations under the Securities Exchange of 1934. Instead, the Company expects to file only abbreviated reports on Form 10-K or 8-K regarding any material changes to its net assets in liquidation and changes in net assets in liquidation or financial position and cash flows for the relevant period.

         The Company also announced that it does not expect, nor does it expect the liquidating trustee, to make any additional liquidating distributions until the Company makes a final liquidation payment on or before December 31, 2005.

         As of September 30, 2003, the Company had the following net assets in liquidation:

                             HIGH SPEED ACCESS CORP.
         CONDENSED CONSOLIDATED STATEMENTS OF NET ASSETS IN LIQUIDATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                   SEPTEMBER 30,          DECEMBER 31,
                                                                                       2003                   2002
                                                                                   --------------        --------------
                                 ASSETS
         Cash and cash equivalents                                                 $        1,456        $       63,640
         Short-term investments                                                               416                 1,237
         Interest receivable                                                                   33                   392
         Charter holdback                                                                      --                 2,092
         Furniture and fixtures                                                                53                   113
                                                                                   --------------        --------------
                Total assets                                                                1,958                67,474
                                                                                   --------------        --------------
                              LIABILITIES
         Accounts payable and accrued liabilities                                             273                 2,571
         Estimated costs to be incurred during the wind-up period                             529                 1,089
                                                                                   --------------        --------------
                Total liabilities                                                             802                 3,660
                                                                                   --------------        --------------
                Net assets in liquidation                                                   1,156                63,814
       Less:  Contingency reserve                                                           1,150                 2,000
                                                                                   --------------        --------------
                Net assets available for distribution to stockholders              $            6        $       61,814
                                                                                   ==============        ==============
       Net assets in liquidation per share                                         $         0.03        $         1.58
       Net assets available for distribution to stockholders per                   $         0.00        $         1.53
       share
       Outstanding shares used in computing per share amounts                          40,294,783            40,294,783


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         Stockholders are reminded that the Company's stock cannot be traded publicly once the Company converts to a liquidating trust. After the Company's stock transfer books have been closed, the Company's stockholders will own a beneficial interest in the liquidating trust according to their holdings of common stock, and certificates representing shares of common stock will not be assignable or transferable on the Company's books except by will, intestate succession or operation of law. After the final record date for the recording of stock transfers, the Company will not issue any new stock certificates, other than replacement certificates.

         Stockholders are urged to consult their tax advisors with respect to the tax consequences of the Company's liquidating distributions and the closure of the Company's stock transfer books. The following summary of certain income tax consequences differs from the summary contained in the Company's Form 10-Q for the quarter ended June 30, 2003 with respect to the timing of recognition of loss for Federal income tax purposes upon the Company's transfer of assets to the liquidating trust, and is included for general information only and does not constitute legal advice to any stockholder.

         The Company intends to transfer its remaining assets and liabilities to the liquidating trust so that stockholders will be treated for tax purposes as having received their proportionate share of the property at the time it is transferred to the liquidating trust. In such event, the amount of the distribution deemed to have been received by a stockholder will be reduced by their proportionate share of known liabilities assumed by the liquidating trust or to which the property transferred is subject. Assuming such treatment is achieved, assets transferred to the liquidating trust will cause the stockholders to be treated in the same manner for Federal income tax purposes as if the stockholders had received a distribution directly from the Company and they may be subject to tax on their proportionate net value of such transferred assets even though they will not have received any actual distributions from the Company or the liquidating trust with which to pay the tax. In most cases, stockholders will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of distribution) of any property deemed to have been distributed to them (net of their proportionate share of liabilities), and (ii) their tax basis in their shares of the common stock. A stockholder's tax basis in his or her shares will depend upon various factors, including the amount paid by the stockholder for his or her shares and the amount and nature of any distributions received with respect to those shares. Any gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets.


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         The liquidating trust itself should not be subject to tax. After formation of the liquidating trust, the stockholders will take into account for Federal income tax purposes their allocable portion of any income, gain or loss recognized by the liquidating trust. As a result of the ongoing operations of the liquidating trust, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distribution from the liquidating trust with which to pay the tax.

         Cautionary Note Regarding Forward-Looking Statements about HSA: This press release contains statements about future events and expectations that are "forward-looking statements." Any statement in this press release that is not a statement of historical fact is a forward-looking statement that involves known and unknown risks, uncertainties and other factors which may cause the company's distributions, actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, including the actions and timing of actions relating to the plan of liquidation and dissolution. Specific factors that might cause such a difference include, but are not limited to: the impact of assessing or resolving potential or outstanding litigation; the magnitude of any claims, including any claims in connection with the sale of certain of our operating assets to Charter Communications in February 2002; and those risks and uncertainties discussed in filings made by the Company with the Securities and Exchange Commission. For a detailed discussion of these and other cautionary statements, please refer to the Company's filings with the Securities and Exchange Commission (SEC). The forward-looking statements in this press release are made as of the date hereof and the Company assumes no obligation to update them.